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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) July 2, 1997



                       IRVINE APARTMENT COMMUNITIES, INC.
                       IRVINE APARTMENT COMMUNITIES, L.P.
             (Exact Name of Registrant as Specified in Its Charter)





     Maryland                      1-12478                         33-0698698
     Delaware                      0-22569                         33-0587829
------------------------     ----------------------    -------------------------------------
(State of Incorporation)    (Commission File Number)  (I.R.S. Employer Identification Number)



550 Newport Center Drive, Suite 300, Newport Beach, California       92660
--------------------------------------------------------------    ----------
          (Address of principal executive offices)                (Zip Code)




       Registrant's telephone number, including area code: (714) 720-5500



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ITEM 5.  OTHER EVENTS


Irvine Apartment Communities, L.P. is a Delaware limited partnership (the "Operating Partnership"). Irvine Apartment Communities, Inc., a Maryland corporation (the "Company"), owns a 45.1% general partnership interest in and is the sole general partner of the Operating Partnership.

Reference is made to the attached Press Release dated July 2, 1997 related to the appointment of William H. McFarland as President and Chief Executive Officer of Irvine Apartment Communities, Inc.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS



Exhibit 20   -    Press release of Irvine Apartment Communities, Inc. dated
                  July 2, 1997.
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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IRVINE APARTMENT COMMUNITIES, INC.



Date:   July 16, 1997                  By: /s/  SHAWN HOWIE
                                          ------------------------------------
                                           Shawn Howie
                                           Vice President, Corporate Finance
                                           and Controller





                                        IRVINE APARTMENT COMMUNITIES, L.P.

                                        By: Irvine Apartment Communities, Inc.,
                                            its sole general partner



Date:   July 16, 1997                   By: /s/  SHAWN HOWIE
                                           ---------------------------------
                                           Shawn Howie
                                           Vice President, Corporate Finance
                                           and Controller